LETTER TO STOCKHOLDERS

We submit herewith the summary financial information of Petroleum & Resources Corporation (the Corporation) for the three months ended March 31, 2012.

Net assets of the Corporation at March 31, 2012 were $29.90 per share on 25,655,036 shares outstanding, compared with $28.58 per share at December 31, 2011 on 25,641,018 shares outstanding. On March 1, 2012, a distribution of $0.10 per share was paid, consisting of $0.05 from 2011 long-term capital gain, $0.01 from 2011 short-term capital gain, $0.03 from 2011 investment income and $0.01 from 2012 investment income, all taxable in 2012. On April 12, 2012, an investment income dividend of $0.10 per share was declared to stockholders of record May 14, 2012, payable June 1, 2012.

Net investment income for the three months ended March 31, 2012 amounted to $2,760,282, compared with $2,159,280 for the same three month period in 2011. These earnings are equal to $0.11 and $0.09 per share, respectively.

Net capital gain realized on investments for the three months ended March 31, 2012 amounted to $14,709,662, or $0.57 per share.

For the twelve months ended March 31, 2012, the annual distribution rate (total dividends and distributions as a percentage of the average month-end market price of the Corporation’s Common Stock) was 7.3%. The table on page 2 shows the annual distribution rate over the past five years.

Performance comparisons for the Corporation, relevant benchmarks, and a Lipper peer group are as follows:

Performance Comparisons	YTD	1 Year	3 Year*	5 Year*
Petroleum & Resources:
NAV	5.0%	-7.5%	20.7%	3.9%
Market price	6.6%	-8.4%	19.5%	3.1%
Lipper Global Natural Resources Funds Index	6.6%	-19.8%	18.8%	0.9%
Dow Jones U.S. Oil and Gas Index†	4.8%	-6.9%	19.6%	5.1%
Dow Jones U.S. Basic Materials Index†	10.0%	-11.5%	28.8%	4.1%
†	Market indices do not include expenses and transaction costs, which are deducted from Fund and Lipper returns.
*	Annualized

The Annual Meeting was held on March 20, 2012 in Baltimore, Maryland. The results of the voting at the Annual Meeting are shown on page 7.

We are pleased to announce that on March 20, 2012, Ms. Nancy J.F. Prue was elected President of the Corporation and Mr. Brian S. Hook was elected Chief Financial Officer. Ms. Prue has served as Executive Vice President since 2009, as Vice President since 2005 and as Vice President—Research since 1986. Mr. Hook has served as the Treasurer since 2009 and as Assistant Treasurer since 2008.

Ms. Geraldine H. Paré will retire from the Corporation as Assistant Secretary in April 2012, after 25 years of service. We thank Ms. Paré for her many contributions over the years and wish her well in her retirement.

Investors can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, on our website at www.peteres.com. Also available on the website are a brief history of the Corporation, historical financial information, links for electronic delivery of stockholder reports, and other useful content.

By order of the Board of Directors,

Douglas G. Ober Chairman and Chief Executive Officer April 12, 2012	Nancy J.F. Prue President

SUMMARY FINANCIAL INFORMATION

(unaudited)

	2012	2011
At March 31:
Net asset value per share	$29.90	$34.88
Market price per share	26.00	30.61
Shares outstanding	25,655,036	24,801,865
Total net assets	767,019,534	865,204,122
Unrealized appreciation on investments	321,534,830	437,755,567

For the three months ended March 31:
Net investment income	2,760,282	2,159,280
Net realized gain	14,709,662	18,090,334
Total return (based on market price)	6.6%	13.7%
Total return (based on net asset value)	5.0%	13.9%

Key ratios:
Net investment income to average net assets (annualized)	1.45%	1.05%
Expenses to average net assets (annualized)	0.64%	0.54%
Portfolio turnover (annualized)	8.59%	21.54%
Net cash & short-term investments to net assets	5.1%	3.3%

FIVE YEAR DISTRIBUTION HISTORY

(unaudited)

Year	Income Dividends Per Share	Short-Term Capital Gains Per Share	Long-Term Capital Gains Per Share	Total Distributions Per Share	Annual Distribution Rate*
2007	$0.49	$0.04	$3.78	$4.31	11.6%
2008	0.38	0.04	2.57	2.99	8.9
2009	0.37	0.14	0.89	1.40	6.6
2010	0.32	0.19	0.76	1.27	5.5
2011	0.39	0.02	1.56	1.97	7.1

				Average:	7.9%

*	The annual distribution rate is the total dividends and capital gain distributions during the year divided by the average month-end market price of the Corporation’s Common Stock for the year.

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended March 31, 2012

(unaudited)

	Shares
	Additions		Reductions	Held March 31, 2012
CF Industries Holdings, Inc.	14,000			84,069
LyondellBasell Industries N.V.	75,000			75,000
Marathon Oil Corp.	45,000			175,000
Marathon Petroleum Corp.	25,000		10,000	190,000
Occidental Petroleum Corp.	35,000			360,000
Royal Dutch Shell plc (Class A) ADR	2,273	(1)	86,783	182,273
Transocean Ltd.	100,000			100,000
WPX Energy, Inc.	150,000	(2)		150,000
Apache Corp.			10,000	140,000
Baker Hughes, Inc.			155,000	60,000
Chevron Corp.			80,000	860,000
CONSOL Energy Inc.			46,300	—
Energen Corp.			10,000	175,000
Freeport-McMoRan Copper & Gold Inc.			28,000	487,000
Hess Corp.			25,000	225,000
MDU Resources Group, Inc.			68,000	211,000
National Fuel Gas Co.			65,000	100,000
Noble Energy, Inc.			35,000	190,000
Northeast Utilities			163,000	37,000
Peabody Energy Corp.			16,660	204,940
Pioneer Natural Resources Co.			25,000	75,000
Potash Corporation of Saskatchewan Inc.			49,000	240,000
QEP Resources, Inc.			10,000	190,000
Southwestern Energy Co.			145,000	55,000
Williams Companies, Inc.			50,000	400,000

(1)	In lieu of cash dividend.
(2)	Received 0.33 share for each share of Williams Companies, Inc. owned.

PORTFOLIO SUMMARY

March 31, 2012

(unaudited)

TEN LARGEST EQUITY PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp.	$117,816,634	15.4%
Chevron Corp.	92,226,400	12.0
Schlumberger Ltd.	40,209,750	5.2
Occidental Petroleum Corp.	34,282,800	4.5
ConocoPhillips	26,603,500	3.5
Anadarko Petroleum Corp.	21,543,500	2.8
National Oilwell Varco, Inc.	19,867,500	2.6
Dow Chemical Co.	19,052,000	2.5
Noble Energy, Inc.	18,578,200	2.4
Freeport-McMoRan Copper & Gold Inc.	18,525,480	2.4

Total	$408,705,764	53.3%

SECTOR WEIGHTINGS

SCHEDULE OF INVESTMENTS

March 31, 2012

(unaudited)

	Shares	Value (A)
Stocks — 94.9%

Energy — 74.1%
Exploration & Production — 21.9%
Anadarko Petroleum Corp. (E)	275,000	$21,543,500
Apache Corp.	140,000	14,061,600
Devon Energy Corp.	135,000	9,601,200
Energen Corp.	175,000	8,601,250
EOG Resources, Inc.	110,000	12,221,000
EQT Corp.	140,000	6,749,400
Forest Oil Corp. (C)	200,000	2,424,000
Marathon Oil Corp.	175,000	5,547,500
Marathon Petroleum Corp.	190,000	8,238,400
Newfield Exploration Co. (C)	80,000	2,774,400
Noble Energy, Inc.(E)	190,000	18,578,200
Oasis Petroleum, Inc. (C)(E)	150,000	4,624,500
Occidental Petroleum Corp.	360,000	34,282,800
Pioneer Natural Resources Co.	75,000	8,369,250
QEP Resources, Inc. (with attached rights)	190,000	5,795,000
Southwestern Energy Co. (C)	55,000	1,683,000
WPX Energy, Inc. (C)	150,000	2,701,500

		167,796,500

Integrated Oil & Gas — 34.3%
Chevron Corp. (E)	860,000	92,226,400
ConocoPhillips	350,000	26,603,500
Exxon Mobil Corp. (E)(F)	1,358,430	117,816,634
Hess Corp.	225,000	13,263,750
Royal Dutch Shell plc (Class A) ADR (E)	182,273	12,782,805

		262,693,089

Pipelines — 3.7%
Kinder Morgan Inc. (B)	250,000	9,662,500
Spectra Energy Corp.	208,812	6,588,019
Williams Companies, Inc.	400,000	12,324,000

		28,574,519

Services — 14.2%
Baker Hughes, Inc. (E)	60,000	2,516,400
Halliburton Co.	427,500	14,188,725
Nabors Industries Ltd. (C)	119,000	2,081,310
National Oilwell Varco, Inc. (E)	250,000	19,867,500
Oil States International, Inc. (C)	140,000	10,928,400
Schlumberger Ltd.	575,000	40,209,750
Seadrill Ltd. (B)	200,003	7,502,113
Transocean Ltd. (C)(E)	100,000	5,470,000
Weatherford International, Ltd. (C)	400,000	6,036,000

		108,800,198

Basic Materials — 17.4%
Chemicals — 11.6%
Air Products and Chemicals, Inc. (E)	100,000	9,180,000
CF Industries Holdings, Inc. (E)	84,069	15,355,203
Dow Chemical Co.	550,000	19,052,000
FMC Corp. (E)	130,000	13,761,800
LyondellBasell Industries N.V.	75,000	3,273,750
Potash Corporation of Saskatchewan Inc. (E)	240,000	10,965,600
Praxair, Inc. (E)	150,000	17,196,000

		88,784,353

Industrial Metals — 4.6%
Cliffs Natural Resources Inc. (E)	142,000	9,834,920
Freeport-McMoRan Copper & Gold Inc.	487,000	18,525,480
Teck Resources Ltd. (Class B)	200,000	7,132,000

		35,492,400

Mining — 1.2%
Molycorp, Inc. (B)(C)	89,800	3,037,934
Peabody Energy Corp.	204,940	5,935,062

		8,972,996

Utilities — 3.4%
MDU Resources Group, Inc.	211,000	4,724,290
National Fuel Gas Co.	100,000	4,812,000
New Jersey Resources Corp.	280,000	12,479,600
Northeast Utilities	37,000	1,373,440
Questar Corp.	156,300	3,010,338

		26,399,668

Total Stocks (Cost $406,946,482)		727,513,723

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2012

(unaudited)

	Principal/ Shares	Value (A)
Short-Term Investments — 4.7%
Money Market Account — 1.9%
M&T Bank, 0.25%	$15,009,268	$15,009,268

Money Market Funds — 0.0%
Fidelity Institutional Money Market - Government Portfolio, 0.01% (D)	10,000	10,000
RBC U.S. Government Money Market (Institutional Class I), 0.01% (D)	10,000	10,000
Vanguard Federal Money Market, 0.01% (D)	10,000	10,000
Western Asset Institutional Government Reserves (Institutional Class), 0.05% (D)	10,000	10,000

		40,000

Time Deposits — 2.8%
Brown Brothers Harriman & Co. (Grand Cayman), 0.03%, due 4/2/12	$21,151,817	21,151,817

Total Short-Term Investments (Cost $36,201,085)		36,201,085

Securities Lending Collateral — 1.6%
(Cost $12,282,505)
Money Market Funds — 1.6%
Invesco Short-Term Investment Trust - Liquid Assets Portfolio (Institutional Class), 0.16% (D)	12,282,505	12,282,505

Total Investments — 101.2% (Cost $455,430,072)		775,997,313
Cash, receivables, prepaid expenses and other assets, less liabilities — (1.2)%		(8,977,779)

Net Assets — 100.0%		$767,019,534

Notes:

(A)	Securities are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	A portion of shares held are on loan.
(C)	Presently non-dividend paying.
(D)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(E)	All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $36,219,692.
(F)	All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate market value to deliver upon exercise of $46,437,500.

ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of Stockholders was held on March 20, 2012. The following votes were cast for directors:

	Votes For	Votes Withheld
Enrique R. Arzac	20,876,380	1,588,129
Phyllis O. Bonanno	21,085,631	1,378,878
Kenneth J. Dale	21,174,024	1,290,485
Daniel E. Emerson	20,945,253	1,519,256
Frederic A. Escherich	21,152,178	1,312,331
Roger W. Gale	21,196,839	1,267,670
Kathleen T. McGahran	21,153,221	1,311,288
Douglas G. Ober	21,126,128	1,338,381
Craig R. Smith	21,172,219	1,292,290

A proposal to approve and ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2012 was approved with 22,031,771 votes for, 237,539 votes against, and 195,199 shares abstaining.

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900            (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke LLP

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Custodian of Securities: Brown Brothers Harriman & Co.

Transfer Agent & Registrar: American Stock Transfer & Trust Company

Stockholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

This report is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [2,3]	Roger W. Gale [2,4]
Phyllis O. Bonanno [1,3,5]	Kathleen T. McGahran [2],3
Kenneth J. Dale [2,4]	Douglas G. Ober [1]
Daniel E. Emerson [1,3,5]	Craig R. Smith [1,3,5]
Frederic A. Escherich [1,4,5]
1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee
5.	Member of Nominating and Governance Committee

Officers

Douglas G. Ober, CFA	Chairman and Chief Executive Officer
Nancy J.F. Prue, CFA	President
David D. Weaver, CFA	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Michael A. Kijesky, CFA	Vice President—Research
Brian S. Hook, CFA, CPA	Chief Financial Officer and Treasurer
Christine M. Sloan, CPA	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (3/31/12)	$26.00
Net Asset Value (3/31/12)	$29.90
Discount	13.0%

New York Stock Exchange ticker symbol: PEO

NASDAQ Quotation Symbol for NAV: XPEOX

Distributions in 2012

From Investment Income (paid or declared)	$0.14
From Net Realized Gains	0.06

Total	$0.20

2012 Dividend Payment Dates

March 1, 2012

June 1, 2012

September 1, 2012*

December 27, 2012*

*Anticipated